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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        August 27, 1996

                          Moonlight International Corp.
               (Exact name of registrant as specified in charter)


  Delaware                        0-26070                     13-37419760
(State or Other                 (Commission                  (IRS Employer
Jurisdiction of                  File Number)                 Identification
Incorporation)                                                   Number)

One Evertrust Plaza, Jersey City, New Jersey                     07302
(Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code       718-646-4175

c/o Gary B. Wolff, P.C., 747 Third Avenue, New York, New York         10017
          (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS.

         Registrant issued the attached press releases on August 27, 1996 and September 17, 1996.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

                  99.1  Press release dated August 27, 1996

                  99.2  Press release dated September 17, 1996


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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MOONLIGHT INTERNATIONAL CORP.


                                                     /s/  Leon Golden
                                             By
                                                -------------------------------
                                                   Leon Golden, Secretary



Dated:  September 18, 1996




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                                  EXHIBIT INDEX

No.               Description                                          Page
- ---               -----------                                          ----
99.1              Press Release dated August 27, 1996                   4-5

99.2              Press Release dated September 17, 1996                 6


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